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                                                                Exhibit 10.22

                           THE TORONTO-DOMINION BANK
                       BUSINESS CREDIT SERVICE AGREEMENT
                                                      _______________________
                                                     |DATE September  8, 1997|
_____________________________________________________________________________
|LOAN ACCOUNT NO. 9310240             | CREDIT LIMIT   $3,500,000.00         |
_____________________________________________________________________________
|CURRENT ACCOUNT NO. 310240           | TRANSFER AMOUNT      $5,000.00       |
_____________________________________________________________________________
|PRIME RATE     |TD OVERDRAFT RATE  | MONTHLY ACCOUNT       | STANDBY FEE    |
|               |                   | ADMINISTRATION CHARGE |                |
|4.75% per annum|  21.00% per annum |    $365.00            |    % per annum |
_____________________________________________________________________________

This Agreement BETWEEN:   THE TORONTO-DOMINION BANK ("Bank") 700 West Georgia
St., Vancouver, B.C. V7Y 1A2
________________________________________________________________________________
                                                                 BRANCH
AND:

Caring Products Industries Ltd.
____________________________________   _________________________________________
CUSTOMER                               CUSTOMER (herein called "I," "me" or "my"

200 First Avenue W. Suite 200
____________________________________   ______________________________________
ADDRESS                                ADDRESS

Seattle, WA 98119
____________________________________   ______________________________________
ADDRESS                                ADDRESS

is made as of the above date.

WHEREAS:
(1) The Bank has agreed to establish a revolving loan facility for me which may be secured or unsecured; and
(2) The revolving loan facility will operate on the basis established in this Agreement, the terms of which are subject to change from time to time;

In consideration of the Bank establishing this loan facility, I hereby agree with the Bank to the following terms and conditions.

________________________________________________________________________________
1.  DEFINITIONS  In this Agreement:

(a) "COSTS" means all monthly account administration charges, stand-by fees, and all other costs and expenses incurred under this Agreement.

(b) "CREDIT LIMIT" means the Credit Limit described above or such other Credit Limit as may be established from time to time. The Credit Limit may be:

    (a) DECREASED in the manner provided in this Agreement and by the amounts of my other obligations incurred under my revolving operating credit facilities with the Bank including bankers' acceptances, letters of credit or guarantee, whether or not drawn upon, issued or given by the Bank and any extensions or renewals thereof; and

    (b) INCREASED in the manner provided in this Agreement and by the amounts of all reinstatements and repayments of my other obligations to the Bank incurred under my revolving operating credit facilities.

(c) "CURRENT ACCOUNT" means the Current Account described above or such other Current Account as may be designated from time to time.

(d) "I", "ME" and "MY" means each Customer, who signs below.

(e) "INDEBTEDNESS" means all amounts charged to the Loan Account less all amounts repaid to the Loan Account plus accrued interest. The Bank will maintain records of my Indebtedness and liability to the Bank.

(f) "LOAN ACCOUNT" means the Loan Account described above or such other Loan Account as may be designated from time to time.

(g) "MONTHLY ACCOUNT ADMINISTRATION CHARGE" means the charge described above or such other Monthly Account Administration Charge as may be established from time to time. This charge will be charged to my Current Account monthly.

(h) "PRIME RATE" means the rate of interest per annum established and reported by the Bank to the Bank of Canada from time to time as a reference rate of interest for the determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness in Canada for Canadian dollar loans made by it in Canada. The Prime Rate as of the date of this Agreement is described above.

(i) "STAND-BY FEE" is a charge for any unused portion of the Credit Limit. This fee will be calculated on a daily basis on the unused portion of the Credit Limit at the rate described above or such other rate as may be established from time to time. This fee will be charged to my Current Account monthly.

(j) "TD OVERDRAFT RATE" means the rate of interest per annum established by the Bank from time to time. This rate is payable on overdrafts charged to Canadian dollar accounts maintained by customers in Canada. The TD Overdraft Rate as of the date of this Agreement is described above.

(k) "TRANSFER AMOUNT" means the amount of each transfer between my Loan Account and my Current Account described above or such other amount as may be established from time to time.

2. ACCESS TO CREDIT. I will have access to the Loan Account up to my available Credit Limit, except as provided below, by withdrawing funds from my Current Account. I also agree that:

    (a) all other overdraft privileges which have governed my Current Account are hereby canceled, and

    (b) all outstanding overdraft amounts under such other agreements are now included in Indebtedness under this Agreement.

I agree that each advance from my Loan Account will be in an amount equal to the Transfer Amount or a multiple thereof. If no Transfer Amount has been stipulated, I agree that an advance from my Loan Account may be in an amount sufficient to cover the debits made to my Current Account. The Bank may, but is not required to, permit the Indebtedness to exceed the Credit Limit. * I agree that any additional Indebtedness is governed by the terms of this Agreement.

3. BANK AUTHORIZED TRANSFERS OF FUNDS. The Bank may, but is not required to, automatically advance the Transfer Amount or a multiple thereof or any other amount from my Loan Account to my Current Account in order to cover the debits made to my Current Account if the balance in my Current Account is insufficient to cover the debits. The Bank may, but is not required to, automatically and without notice apply the funds in my Current Account in amounts equal to the Transfer Amount or any multiple thereof or any other amount to repay the Indebtedness by daily payments to the extent funds are available.

4. REPAYMENT OF CREDIT. ON DEMAND I will pay all Costs and repay all Indebtedness to the Bank. All or part of the Indebtedness may be repaid at any time.

5.  INTEREST AND OTHER CHARGES.

(a) Interest on the Indebtedness is computed on a daily basis, and is compounded and payable monthly, not in advance, as well after as before demand, default and judgment until paid in full at the rates set our below. Interest is calculated on the basis of a 365 day year.

(b) I will pay interest to the Bank on the amount of the Indebtedness up to the amount of the Credit Limit at:
    ___________________________________________
    | the Prime Rate plus       0.25% annum    |
    ___________________________________________

     ** The initial rate as of the date of this Agreement is:
    __________________________
    |   5.00% per annum.      |
    _________________________

(c) I will pay interest to the Bank on the amount of the Indebtedness which exceeds the Credit Limit at the:

    + /X/ TD Overdraft Rate: or

    + / / Prime Rate plus ____% per annum.

If either of the above boxes is not completed, I will pay interest to the Bank on the amount of the Indebtedness which exceeds the Credit Limit at the TD Overdraft Rate.

(d) I hereby agree to pay to the Bank the Monthly Account Administration Charge and the Stand-by Fee.

________________________________________________________________________________

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________________________________________________________________________________
6. COSTS AND EXPENSES. I will pay to the Bank on demand all of the costs and expenses incurred by the Bank for the following:

(a) the preparation and execution of this Agreement;

(b) the enforcement of this Agreement;

(c) the preparation, registration, recordation and realization of any security provided by me or by any other person to secure the Indebtedness and Costs;

(d) the preservation of the security; and

(e) all reasonable legal costs and fees on a solicitor and his own client basis incurred for (a) to (d) above. Provided that if I am a resident of Quebec the recovery of extra judicial fees incurred by the Bank for (a) to (d) above shall not exceed 15% of the Indebtedness and Costs.

All such costs may be debited by the Bank to my Current Account, or to any other account which I may maintain with the Bank from time to time.

7. LIMITATIONS ON TRANSFERS OR WITHDRAWALS; WAIVERS. The Bank may in its absolute discretion and without reasonable notice to me at any time:

(a) refuse to make any transfer from the Loan Account to my Current Account;
    and

(b) refuse to honor any cheque or permit any withdrawal from my Current Account, including any pre-authorized debit; or

(c) terminate the revolving loan facility described herein in whole or in part.

The Bank's rights herein will not be affected in any way by any practice, accommodation or other course of dealing between the Bank and me, including any delay or failure of the Bank to exercise such rights. These rights continue to apply even if the Bank has at any time permitted the Indebtedness to exceed the Credit Limit

8.  AGREEMENT TO PROVIDE INFORMATION AND SECURITY.

(a) INFORMATION. I will provide the Bank such information concerning my financial affairs as the Bank requires from time to time.

(b) INVESTIGATION. I authorize the Bank at any time:

    to obtain such factual and investigative information about me from others as permitted by law; and

    to furnish to other credit grantors and credit bureau particulars of this Loan Account and any of the Bank's subsequent credit experience with me.

(c) SECURITY. The Bank may from time to time request and I will on such request provide or cause to be provided such security as the Bank may require for the Indebtedness.

(d) STATEMENTS. The Bank will provide monthly statements of the Loan Account. I will notify the Bank in writing immediately of any errors in the monthly statement of Loan Account. If I do not notify the Bank within 30 days of the date of delivery or mailing of the statement the statement of Loan Account will be accepted as complete and correct except for any amount credited by the Bank in error to the Loan Account.

9.  AMENDMENT AND ASSIGNMENT.

(a) AMENDMENT. The Bank may from time to time amend the provisions in this Agreement in any way. A change in the Prime Rate or the TD Overdraft Rate is not an amendment to this Agreement. Amendments may include changes to the Credit Limit or interest rates. Notice of any amendment will be provided in writing and sent to my current address as recorded in the records of my Current Account. I agree that any amendment will be deemed to have been accepted by me if I have not repaid the Indebtedness and Costs within ten (10) days of receipt of the notice of amendment. Any notices may be mailed to me by prepaid mail or delivered to me personally. If mailed to me, notice will be deemed to be received by me five days after having been mailed. If delivered to me, notice will be deemed received by me when delivered. If this Agreement is signed by more than one person, I agree that mailing or delivering any notice to any one of us will be effective and binding on each of us.

(b) ASSIGNMENT. This Agreement is not assignable by me without the prior written consent of the Bank.

(c) SUCCESSORS AND ASSIGNS. This Agreement is binding on my heirs, executors, administrators, successors and permitted assigns and on the successors and assigns of the Bank.

10. ADDITIONAL AGREEMENTS.

(a) INTERPRETATION. I agree that I am jointly and severally (which means individually and collectively) liable to the Bank for the Indebtedness and Costs incurred hereunder with each other person who signs this Agreement. Words in the singular include the plural and vice versa. Headings are included for convenience of reference only and do not form part of the Agreement. This Agreement will be applied in conjunction with such additional agreements as the Bank and I now have, or may have in the future including variations of this Agreement, as well as supplemental conditions imposed by the Bank from time to time.

(b) GOVERNING LAW. This Agreement shall be governed by the law of the Province in which the Bank's branch is situated. If any provision in this Agreement is contrary to applicable law, the Agreement shall continue in force with such amendments as may be required by law.

(c) RECEIPT. I hereby acknowledge receipt of a duly completed copy of this Agreement.
________________________________________________________________________________
___________________________
|REMOVE AND REVERSE CARBON |
___________________________

CARING PRODUCTS INDUSTRIES  LTD.
                                                Caring Products Industries Ltd.
                                                ________________________________
X                                               CUSTOMER (IF A CORPORATION)
______________________________________________
WITNESS (sign & print name)   TITLE/OCCUPATION

        ______________________________________     By: /s/ William H.W. Atkinson
             Address (if not a bank officer)          -------------------------
                                                       TITLE   President

X
______________________________________________
WITNESS (sign & print name)   TITLE/OCCUPATION  And By:________________________
                                                       TITLE
        ______________________________________
             Address (if not a bank officer)

X
______________________________________________
WITNESS (sign & print name)   TITLE/OCCUPATION
                                                X
        ______________________________________  ______________________________
             Address (if not a bank officer)    CUSTOMER (if an individual)

X
______________________________________________
WITNESS (sign & print name)   TITLE/OCCUPATION
                                                X
        ______________________________________  ______________________________
             Address (if not a bank officer)    CUSTOMER (if an individual)


                                                THE TORONTO-DOMINION BANK

                                                     By: /s/ [ILLEGIBLE]
                                                         _____________________
                                                         AUTHORIZED OFFICER

* If this Loan Account is secured by security given pursuant to Section 178 or 186 of the Bank Act, no advance in excess of the Credit Limit may be made unless a new Form 12300, as a Supplemental Application, and Form 12302, Agreement as to Powers of the Bank, are taken. All advances so secured must be linked to the security.

**If a tiered rate structure is agreed to with the Customer, complete the Notice of Amendment, (Form 10974).

+ Tick applicable box and insert applicable margin rate.